                                                            EXHIBIT (B); PAGE 1

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                             SUBSCRIPTION AGREEMENT
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The Board of Directors of
Electropure, Inc.
23251 Vista Grande, Suite A
Laguna Hills, CA 92653

Gentlemen:

The undersigned hereby applies to Electropure, Inc. (the "Company") to purchase the number of Shares indicated on Page B-7 of this document, in accordance with the terms of this Subscription Agreement attached to the Confidential Private Placement Memorandum dated June 24, 1988, relating to the Shares (such Confidential Private Placement Memorandum, including all financial statements, exhibits and schedules attached thereto, contained or specified therein as available from the Company, and any amendments and supplements thereto, is herein called the "Memorandum"). This subscription is irrevocable.

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                                  INSTRUCTIONS
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Please complete the Subscription Agreement in the following manner:

1. Complete Sections D and E by inserting the amount of your subscription and/or other information called for in those Sections.

2. Complete the signature page.

A. REPRESENTATIONS AND WARRANTIES. The undersigned acknowledges, represents, warrants and agrees as follows:

         1. The undersigned has received and carefully reviewed the Memorandum and has relied only on the information contained therein, information otherwise provided to him in writing by the Company or information from books and records of the Company. The undersigned acknowledges that all documents, records and books pertaining to this investment have been made available for inspection by him, his attorney and/or his accountant and in the Memorandum, and that the books and records of the Company will be available upon reasonable notice, for inspection by investors during reasonable business hours at the principal place of the business of the Company. The undersigned and/or his advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company or a person or persons acting on its behalf, concerning the terms and conditions of the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information in the Memorandum. All such questions have been answered to the full satisfaction of the undersigned. No oral representations have been made or oral information furnished to the undersigned or his advisor(s) in connection with the Offering which were in any way inconsistent with the Memorandum.

                                                            EXHIBIT (B); PAGE 2

2. The undersigned (i) has adequate means of providing for his current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period, (iv) at the present time, can afford a complete loss of such investment, and (v) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the undersigned's net worth, and the undersigned's investment in the Shares will not cause such overall commitment to become excessive.

3. The undersigned is an "accredited investor" (as set forth in the Purchaser Questionnaire accompanying this Subscription Agreement) and the undersigned's total investment in the Shares does not exceed 10% of the undersigned's net worth or joint net worth the undersigned's spouse.

4. The undersigned recognizes that the Company was incorporated in 1979 and has had only limited operating revenues to date and no current revenues and that the Shares as an investment involve significant risks, including those set forth under the caption "Risk Factors Concerning the Company" in Exhibit A to the Memorandum.

5. The undersigned understands that the Memorandum has not been filed with or reviewed by the United States Securities and Exchange Commission and may not have been filed or reviewed by certain state securities administrators because of the representation made by the Company as to the private or limited nature of the Offering.

6. The undersigned understands that neither the Offering nor the sale of the Shares has been registered under the Securities Act of 1933, as amended (the "Act") in reliance upon an exemption therefrom. The undersigned understands that the Shares must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Act, as amended, or an exemption from such registration is available. The undersigned further understands that the Company is under no obligation to register the Shares on his behalf (except as set forth in the Memorandum) or to assist him in complying with any exemption from registration.

7. The Shares are being purchased solely for the undersigned's own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Shares.

8. The undersigned will not transfer the Shares without registering them under applicable federal or state securities laws unless the transfer is exempt from registration under such laws. The undersigned realizes that the Company may not allow a transfer of the Shares unless the transferee meets the suitability standards for an initial purchaser of the Shares. The undersigned understands that legends will be placed on the certificates representing the Shares (or common shares underlying the Shares), with respect to the above restrictions on resale or other disposition of the Shares and that stop transfer instructions have or will be placed with respect to the Shares so as to restrict the assignment, resale or other disposition thereof.

9. The Company will direct its transfer agent to place such an order in its books respecting the transfer of the Shares, and the certificate or certificates representing the Shares (or common shares underlying the Shares) will bear the following legend or a legend substantially similar thereto:

                                                            EXHIBIT (B); PAGE 3

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF: (1) AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT, OR (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. FURTHER, TRANSFER IS RESTRICTED PURSUANT TO AN AGREEMENT WITH THE COMPANY."

10. Rules 144, promulgated by the Securities and Exchange Commission under the Act, may be available for sale of the Shares, but there is no assurance that it will be available at any particular time in the future. If and when Rule 144 is available for sale of such Shares, such sales in reliance upon Rule 144 may only be made (i) in limited quantities after the Shares have been held for two years, including two years after the exercise of a warrant or (ii) in unlimited quantities by non-affiliates after the Shares have been held for three years (including three years after exercise of a warrant), in each case in accordance with the conditions of the Rule, all of which must be met (including the requirement, if applicable, that adequate information concerning the Company is then available to the public). The Company has no obligation to supply the information required for sales under Rule 144.

11. The undersigned is a citizen of the United States and is at least 21 years of age.

12. All information which the undersigned has provided to the Company in the Purchaser Questionnaire or otherwise concerning himself, his investor status, financial position and knowledge and experience in financial, tax and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to acceptance of his subscription, the undersigned will immediately provide the Company with such information.

13. The undersigned, if a corporation, partnership, trust or other entity, is authorized and otherwise duly qualified to purchase and hold the Shares, such entity has its principal place of business as set forth on the signature page hereof and such entity has NOT been formed for the specific purpose of acquiring Shares unless all of its equity owners qualify as accredited individual investors under the standards set forth in the accompanying Purchaser Questionnaire. Beneficiaries of a trust will NOT be considered equity owners.

B. INDEMNIFICATION. The undersigned agrees to indemnify and hold harmless the Company and its officers, directors and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by the undersigned herein, in the undersigned's related Purchaser Questionnaire or in any document provided by the undersigned to the Company.

C. MISCELLANEOUS.

         1. The undersigned agrees not to transfer or assign this Subscription Agreement, or any of the undersigned's interest herein, and further agrees that the transfer or assignment of the Shares acquired

                                                            EXHIBIT (B); PAGE 4

pursuant hereto shall be made only in accordance with the conditions and restrictions contained in the Memorandum and all applicable laws.

         2. The undersigned agrees that the undersigned may not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder (except as otherwise specifically provided herein) and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors and assigns.

         3. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any rights granted to the undersigned under federal or state securities laws.

         4. This Subscription Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

         5. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of California.

         6. Within five days after receipt of a written request from the Company, the undersigned agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws, rules and regulations to which the Company is subject.

         7. The representations and warranties of the undersigned set forth herein shall survive the sale of the Shares pursuant to this Subscription Agreement.

D. SUBSCRIPTION AND METHOD OF PAYMENT. The undersigned, acknowledging that Ten Thousand (10,000) Shares is the minimum subscription required and that this Offering involves the sale of up to 500,000 Shares at $1.17 per share with registration rights at set forth in the Memorandum or at $0.94 per share without registration rights, hereby subscribes for the following number of Shares and encloses payment as follows:


       (1)                                       (2)

                                 Shares at $0.94 per Share for an
       15,957                    aggregate purchase price of
----------------------           $10,000.00, payable by check or money order
   Number of Shares              to "HOH Water Technology Corp."

--------------
(1) Fill in the number of Shares you desire to purchase pursuant to this Offering.

(2)  Fill in the aggregate purchase price of the Shares purchased.

                                                            EXHIBIT (B); PAGE 5

E. FORM OF OWNERSHIP. Please indicate the form of ownership you desire for the
                      Shares.


        X             Individual (one signature required)
   -----------

                      Joint Tenants with right of survivorship (both parties
   -----------        must sign)


   -----------        Tenants-in-Common (all parties must sign)

                      Community Property (one signature required if
   -----------        interest held in one name, i.e., managing spouse;
                      two signatures required if interest is held in both names)

--------------------------------------------------------------------------------
                                  Floyd Panning
--------------------------------------------------------------------------------
           Please PRINT here the exact name(s) (registration) investor desires for the Shares

                                          ACCEPTED:

                                          HOH WATER TECHNOLOGY CORPORATION


                                          By /s/ CATHERINE PATTERSON
                                            ---------------------------
                                                 Catherine Patterson
                                                 Corporate Secretary

Dated:  08/18/88                          Number of Shares:  15,957

                                                             EXHIBIT (B); PAGE 6

                                 SIGNATURE PAGE

--------------------------------------------------------------------------------
         INDIVIDUALS/JOINT TENANTS/TENANTS-IN-COMMON/COMMUNITY/PROPERTY
--------------------------------------------------------------------------------


If the Shares are to be owned by joint tenants or tenants-in-common, all tenants must sign. If the securities are to be owned as community property, one signature is required if the securities are to be held in one name (i.e., by managing spouse) and two signatures if the securities are to be held in both names.

--------------------------------------  -------------------------------------
            INVESTOR #1                             INVESTOR #2
--------------------------------------  -------------------------------------

/s/ FLOYD PANNING
--------------------------------------  -------------------------------------
Signature                               Signature

Floyd Panning
--------------------------------------  -------------------------------------
Print Name                              Print Name

 ###-##-####
--------------------------------------  -------------------------------------
Social Security Number                  Social Security Number

Residence Address:                      Residence Address:


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3011 Juaquin Drive
Burbank, CA  91504
--------------------------------------  -------------------------------------


--------------------------------------  -------------------------------------

Executed at:                            Executed at:

Burbank            ,         CA                           ,
-------------------  -----------------  ------------------   ----------------
       City                 State             City                  State

this 18th day of August   , 1988           this       day of           , 1996
     -----       ---------                      -----       -----------

--------------------------------------  -------------------------------------

Mailing Address (if different from residence address):

                                            ---------------------------------

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